SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-19450 (Commission file number)	25-1655321 (IRS Employer Identification No.)

2751 Centerville Road Suite 3131
Wilmington, Delaware		19803
(Address of principal executive offices)		(Zip code)

(817) 416-0717
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On February 2, 2004 Sterling Construction Company, Inc. issued a press release announcing approval from the American Stock Exchange (“AMEX”) for the listing of shares on AMEX. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2004	STERLING CONSTRUCTION COMPANY, INC.

	By:	/s/ Maarten D. Hemsley

Maarten D. Hemsley Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
99.1	STERLING CONSTRUCTION COMPANY, INC. ANNOUNCES EXPECTED LISTING ON AMERICAN STOCK EXCHANGE